SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): August 28, 1996





                           GREEN STREET FINANCIAL CORP
             (Exact name of Registrant as specified in its Charter)




     North Carolina                   0-27620                 56-1951478
(State or other jurisdiction        (SEC File No.)           (IRS Employer
     of incorporation)                                   Identification Number)




241 Green Street, Fayetteville, North Carolina           28301-5051
(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:(910) 483-3681




                                 Not Applicable
          (Former name or former address, if changed since last Report)


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                           GREEN STREET FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events

      The Registrant announced that on August 28, 1996, the Board of Directors declared a quarterly cash dividend of $0.10 per share and a special dividend of $.15 per share to all shareholders of record on October 11, 1996, payable on October 25, 1996. Additionally, the Registrant announced that it intends to apply to the Office of Thrift Supervision for approval to repurchase up to 5% of its Common Stock in open-market transactions between October 21, 1996 and April 4, 1997.

      For further details, reference is made to the Press Release dated August 28, 1996, which is attached hereto as Exhibit 99 and incorporated herein by reference.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99 -- Press Release dated August 28, 1996.





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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          GREEN STREET FINANCIAL CORP



Date: August 28, 1996               By:   /s/ H.D. Reaves, Jr.
                                          H.D. Reaves, Jr.
                                          Chief Executive Officer
                                             and President